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                                                                    EXHIBIT 10.9


THIS AGREEMENT IS SUBJECT TO THE TERMS OF (i) THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 12, 1994, BY AND AMONG THE HOLDERS OF JUNIOR CLAIMS, NATIONSBANK OF TEXAS, N.A., AS A HOLDER OF A SENIOR CLAIM, FIRST INTERSTATE BANK OF TEXAS, N.A., AS A HOLDER OF A SENIOR CLAIM, AND FIRST INTERSTATE BANK OF TEXAS, N.A., AS AGENT FOR THE HOLDER OF THE SENIOR CLAIMS, AS AMENDED, (ii) THAT CERTAIN SELLER/BANC ONE SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 12, 1994, AS AMENDED, BY AND AMONG THE HOLDERS OF JUNIOR CLAIMS AND BANC ONE CAPITAL PARTNERS II, LIMITED PARTNERSHIP, AS A HOLDER OF SENIOR SUBORDINATE CLAIMS, AS AMENDED, AND (iii) THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 12, 1994, BY AND AMONG MAX BOWEN ENTERPRISES, MAX BOWEN, ROMEO LAUREL AND GEORGE M. WEISS, SUMMIT CAPITAL INC. AND THE BOWEN-SMITH CORP. INCENTIVE COMPENSATION TRUST, AS AMENDED.


                             CONSULTING AGREEMENT



        This Consulting Agreement (this "Agreement") is made as of October 17, 1994, by and between Max Bowen (the "Consultant") and Bowen-Smith Corp. (the "Company").


                            W I T N E S S E T H :


        WHEREAS, the Company desires to engage the Consultant to assist the Company in its business ventures and operations thereof, and the Consultant desires to assist the Company;

        WHEREAS, the nature of the services to be provided may involve granting the Consultant access to certain confidential information belonging to the Company;

        NOW, THEREFORE, in consideration of the premises and the compensation and other remuneration to be paid by the Company for such consulting services and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. CONSULTING SERVICES. The Company hereby agrees to retain the Consultant and the Consultant hereby agrees to serve the Company from October 12, 1994, through October 12, 1999, upon the terms and conditions hereinafter set forth. During the term of this Agreement the Consultant agrees to hold himself available to consult on a part-time basis and shall provide consulting services to the Company from time to time, as such services are needed provided, however, that Consultant shall not be required to provide more than 10 hours per month of consulting services to the Company pursuant to the terms of this Agreement. The parties to this Agreement specifically acknowledge and agree that (i) Consultant is not obligated hereunder to devote full-time to the Company pursuant to this Agreement, (ii) Consultant will have other clients
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and businesses that require his services and (iii) the Company will act in connection with this Agreement with due regard to such other clients and businesses of Consultant.

        2. COMPENSATION. As compensation for the Services to be rendered by the Consultant hereunder, and without regard to whether the Company actually avails itself of such services, the Company shall pay to the Consultant $150,000 per year payable in twelve monthly installments of $12,500 on the fifth day of each month, commencing on November 5, 1994.

        3. DUTIES. The duties of the Consultant shall be to provide the Company with the benefit of his experience in the tower ownership and construction business and on various aspects of the business of Bowen-Smith Holdings, Inc. and its subsidiaries, as such issues should arise provided, however that the parties agree that such services shall be provided at Consultant's offices and Consultant shall not be obligated hereunder to travel or attend meetings other than at Consultant's office. In addition to the compensation provided in Section 4, if Consultant travels at the request of the Company, the Company shall reimburse Consultant for all reasonable and necessary travel expenses incurred.

        4. DISCLOSURE OF INFORMATION. The Consultant acknowledges that the Company's trade secrets and proprietary information and know-how, as they may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the Consultant's duties hereunder. The Consultant will not at any time disclose such secrets, information or know-how to any person or entity for any reason whatsoever, except as required in connection with the business of the Company, nor shall the Consultant make use of any such property for his own purposes or for the benefit of any person or entity (except the Company) under any circumstances during or after the term of this Agreement, provided that after the term of this Agreement these restrictions shall not apply to such secrets, information and know-how which are then in the public domain (provided that the Consultant was not responsible, directly or indirectly, for such secrets, information or processes entering the public domain without the Company's consent). The Consultant agrees to hold, as the Company's property, all memoranda, books, papers, letters, processes, computer software, algorithms, structures, source or object codes, records, financial information, policy and procedure manuals, training and recruiting procedures and other data, and all copies thereof and therefrom, in any way relating to the Company's business and affairs, whether made by him or otherwise coming into his possession, and on termination of this Agreement, or on demand of the Company, at any time, to deliver the same to the Company.

        5. REMEDIES. The Consultant and the Company agree that, because damages at law for any breach or nonperformance of this Agreement by the Consultant, while recoverable, are and will be inadequate, this Agreement may be enforced in equity by specific performance, injunction or otherwise.





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        6. INDEPENDENT CONTRACTOR.  Consultant's status under this Agreement shall be that of an independent contractor, and not that of an employee of the Company. Consultant agrees that he will not make any representation whatsoever with respect to this affiliation with the Company which is inconsistent with his status as an independent contractor retained for the limited purposes set forth in this Agreement.

        7. MISCELLANEOUS.

        (a) This Agreement is made and entered into as of the date first above written and the rights and obligations of the parties hereto shall be binding upon the heirs and legal representatives of the Consultant and the successors and assigns of the Company. This Agreement may be assigned by the Company but is personal to the Consultant, and no rights, duties, and obligations of the consultant hereunder may be assigned, and without limiting the foregoing, Consultant's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise.

        (b) The Consultant's obligations under Section 4 of this Agreement shall survive the termination, for whatever reason, of the Consultant's engagement by the Company.

        (c) This Agreement supersedes, replaces and merges any and all prior and contemporaneous understandings, representations, agreements and discussions relating to the same or similar subject matter as that of this Agreement between the Consultant and the Company and constitutes the sole and entire agreement between the Consultant and the Company with respect to the subject matter of this Agreement.

        (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of law principles thereof.

        (e) This Agreement may not be changed or terminated orally, and no change, termination or waiver of this Agreement or of any of the provisions herein contained shall be binding unless made in writing and signed by both parties.





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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        BOWEN-SMITH CORP.

                                        By: /s/ FRED R. LUMMIS
                                          -----------------------------
                                          Name:  Fred R. Lummis
                                          Title: Chief Executive Officer

                                        MAX BOWEN

                                        /s/ MAX BOWEN
                                        -------------------------------





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